SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                    FORM 8

                      AMENDMENT TO APPLICATION OR REPORT
                 Filed pursuant to Section 12, 13 or 15(d) of
                      THE SECURITIES EXCHANGE ACT OF 1934

     CIS Capital Equipment Fund, Ltd. 2, a California Limited Partnership
                        Commission File Number 0-16763

                                AMENDMENT NO. 1


      The undersigned registrant hereby amends its current report on Form 8-K dated March 31, 1995, filed May 5, 1995, to reflect a correction on the date on which CIS Capital Equipment Fund, Ltd. 2, a California Limited Partnership ("Seller") sold to Tidewater, Inc. ("Purchaser"), Four (4) Supply Vessels for the amount of $8,051,201. The Form 8-K stated the transaction took place on December 31, 1994, but should have stated March 31, 1995.

                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.

                                    CYPRESS EQUIPMENT FUND, LTD.
                                    A Florida Limited Partnership


                                    RJ LEASING, INC.
                                      A General Partner



Date: May 18, 1995                  By: J. Davenport Mosby, III
                                        J. Davenport Mosby, III
                                        President